                             [WACHOVIA LETTERHEAD]

This instrument was prepared by and is to be returned to Benton D. Williamson, whose address is Sinkler & Boyd, P.A., P.O. Box 11889, Columbia, South Carolina 29211-1889.


                MORTGAGE MODIFICATION AND RE-STATEMENT AGREEMENT
                                  ("AGREEMENT")

                              (BOOK 659, PAGE 1683)

STATE OF SOUTH CAROLINA    )
                           )
COUNTY OF BEAUFORT         )

         THIS MORTGAGE MODIFICATION AND RE-STATEMENT AGREEMENT, made as of the 31st day of October, 1998 by and among WACHOVIA BANK, N.A. (formerly known as WACHOVIA BANK OF SOUTH CAROLINA, N.A. and formerly known as THE SOUTH CAROLINA NATIONAL BANK) (the "Mortgagee"), whose address is P.O. Box 700, Charleston, South Carolina 29401, Attention: Real Estate Lending, and SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC. (collectively, the "Mortgagor").

                                   WITNESSETH:

         WHEREAS, the Mortgagor has made and issued certain notes as follows:

         1. That certain promissory note dated the 17th day of November, 1987 evidencing an original indebtedness of SEVENTEEN MILLION and NO/100 DOLLARS ($17,000,000.00) which note has been amended and restated as of the date hereof to evidence an indebtedness of EIGHTEEN MILLION, FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($18,500,000.00); and

         2. That certain promissory note dated the 17th day of January, 1992 evidencing an original indebtedness of TWO MILLION, FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($2,500,000.00) which note has been amended and restated as of the date hereof; and

         3. That certain promissory note dated the 15th day of October, 1993 evidencing an original indebtedness of TWELVE MILLION and NO/100 DOLLARS ($12,000,000.00) which note has been amended and restated as of the date hereof to evidence an indebtedness of FIFTEEN MILLION and NO/100 DOLLARS
($15,000,000.00);

which notes, as amended and restated, are collectively referred to herein as the "Notes" and are made a part hereof by reference as if fully set out herein verbatim; and

         WHEREAS, the Mortgagor to partially secure the indebtedness evidenced by the Notes executed and delivered a Mortgage, Security Agreement and Financing Statement dated October 15, 1993, as amended from time to time, and recorded in the RMC Office or Clerk of Court, as appropriate (the "Registry") for Beaufort County in Book 659, Page 1683, made a part hereof by this reference as fully as if set out herein verbatim (such document, as heretofore amended, being herein referred to as the "Mortgage"); and


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


         WHEREAS, the Mortgagor and Mortgagee have entered into that certain Master Credit Agreement dated the same date hereof pursuant to which the Mortgagor and Mortgagee have established uniform agreements, obligations, covenants and other matters governing the Obligations, as defined in said Agreement, whether now existing or hereinafter arising, owed to the Mortgagee; and (the "Master Credit Agreement"); and

         WHEREAS, the Mortgagor and Mortgagee desire to re-establish, re-state and modify the Facilities as defined in the Master Credit Agreement; and

         WHEREAS, the Mortgagor and Mortgagee have agreed to make certain modifications to the Mortgage in order to secure, collateralize and cross-default all Obligations ,as defined in the Master Credit Agreement; and

         WHEREAS, the Mortgagor has consented to waive Mortgagor's appraisal rights as set forth in S.C. Code Ann. Section 29-3-680; and

         WHEREAS, the Mortgagor has been informed in writing of the requirement of the waiver of appraisal rights before this loan modification transaction closed and has consented thereto as part of the Mortgagor's inducement of Mortgagee to enter into the loan modification transaction described herein; and

         WHEREAS, the Mortgagee, as holder and owner of the Mortgage, and the Mortgagor mutually desire to modify and amend the provisions of the same in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Mortgage shall remain unchanged and continue in full force and effect as therein written; and

         NOW, THEREFORE, the Mortgagee and the Mortgagor, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and the mutual covenants herein does hereby agree that the Mortgage should be, and the same hereby are modified and amended as follows:

         1. The provisions of the Notes, as amended and restated, and the Master Credit Agreement, are incorporated as fully as if set out herein verbatim.

         2. Notwithstanding anything to the contrary contained in the Notes and Mortgage, and any amendments thereto, the Mortgage is hereby amended to include as additional Events of Default the following:

                  a. the occurrence of an Event of Default under the Master Credit Agreement, or

                  b. a default by the Mortgagor on any of the Obligations, as defined in the Master Credit Agreement.

         3. Notwithstanding anything to the contrary contained in the Mortgage, and any amendments thereto, the Mortgage is further amended, in order
(a) to secure the performance and observance by the Mortgagor of all covenants and conditions contained in the Notes, or in any renewals, replacements, extensions or modifications thereof, and in all other instruments securing or evidencing the Obligations, as defined, and (b) to secure in accordance with
Section 29-3-50, as amended, Code of Laws of South Carolina (1976) all future advances and re-advances that may subsequently be made to or on behalf of Mortgagor by Mortgagee, evidenced by the aforesaid Notes or any other promissory notes, Documents, as


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


defined in the Master Credit Agreement, and all renewals, replacements, extensions or modifications thereof; and all other indebtedness of Mortgagor to Mortgagee now or hereafter existing, whether direct or indirect, the maximum amount of all indebtedness outstanding at any one time secured hereby not to exceed twice the aggregate face amount of the Notes plus interest thereon, all charges and expenses of collection incurred by Mortgagee, including court costs, and reasonable attorneys' fees; and to the extent provided in the Notes, interest or discount will be deferred, accrued or capitalized; and (c) to also charge the Secured Properties, as defined in the Master Credit Agreement, and all properties, interests and rights described herein with such payment, performance and observance.

         4. Any reference contained in the Mortgage, as amended herein, to the "Credit Agreement," the "Revolving Credit Agreement," the "1987 Credit Agreement" or any other loan or credit agreement shall hereinafter be deemed to be a reference to the Master Credit Agreement.

         5. The final payment of the Notes shall be the maturity dates as respectively set out in the Master Credit Agreement for each of the Notes, but no later than October 31, 2008.

         IT IS MUTUALLY AGREED by and between the parties hereto that this Agreement shall become a part of the Mortgage by reference and that nothing herein contained shall impair the security now held for the indebtedness represented by the Notes, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Notes and the Mortgage except as herein amended, nor affect or impair any rights, powers or remedies under the Notes and the Mortgage as hereby amended. Furthermore, the Mortgagee does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Notes.

         The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Mortgage, which Mortgage shall retain its priority as originally filed for record. Mortgagor expressly agrees that the Mortgage remains in full force and effect and that Mortgagor has no right to setoff, counterclaim or defense to the lien granted thereby.

         This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to principles of conflict of laws.

         Any reference contained in the Notes or the Mortgage, as amended herein, to the Mortgage shall hereinafter be deemed to be a reference to such document as amended hereby. In amplification thereof, the Mortgage, as amended hereby, shall secure the Notes, and any further modifications, renewals or extensions thereof.

         This Agreement shall be binding upon and inure to the benefit of any assignee or the respective successors and assigns of the parties hereto.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.


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



         The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

         IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

                                             MORTGAGEE:

                                             WACHOVIA BANK, N.A.

SIGNED, SEALED AND DELIVERED                 By:  /s/ Donald R. Sanders
IN THE PRESENCE OF:                             --------------------------------
                                             Its: Senior Vice-President
                                                 -------------------------------
/s/ Steve D. HeyBoer
----------------------------------
(Witness)

/s/ Tom S. Cullen
----------------------------------
(Witness)

                                             MORTGAGOR:
/s/ Steven D. HeyBoer
----------------------------------           SEA PINES ASSOCIATES, INC.
(Witness)
/s/ Tom S. Cullen                            By: /s/ C. W. Flynn
----------------------------------              --------------------------------
(Witness)                                    Its: Chairman
                                                 -------------------------------

                                             (CORPORATE SEAL)


/s/ Steve D. HeyBoer
----------------------------------           SEA PINES COMPANY, INC.
(Witness)

/s/ Tom S. Cullen                            By: /s/ Michael E. Lawrence
----------------------------------              --------------------------------
(Witness)                                    Its: President
                                                 -------------------------------

                                             (CORPORATE SEAL)


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




STATE OF SOUTH CAROLINA
                                     PROBATE
COUNTY OF BEAUFORT

PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw Charles W. Flynn, Chairman of Sea Pines Associates, Inc. sign the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said corporation.

                                             /s/ Tom S. Cullen
                                           -------------------------------------
                                                  (Signature of Witness)

SWORN to before me this 4th
day of November, 1998   ---


  /s/ Patricia W. Siebert
----------------------------
Notary Public,
State of South Carolina
My commission expires: 10/19/2002
                      -----------

[Notarial Seal]




STATE OF SOUTH CAROLINA
                                     PROBATE
COUNTY OF BEAUFORT

PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw Donald R. Sanders, Senior Vice President of Wachovia
Bank, N.A., sign the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said Wachovia Bank, N.A.

                                             /s/ Tom S. Cullen
                                           -------------------------------------
                                                 (Signature of Witness)

SWORN to before me this 4th
day of November, 1998.  ---


  /s/ Patricia W. Siebert
----------------------------
Notary Public,
State of South Carolina
My commission expires: 10/19/2002
                      -----------

[Notarial Seal]


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


STATE OF SOUTH CAROLINA
                                     PROBATE
COUNTY OF BEAUFORT

PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw Michael E. Lawrence, President of Sea Pines Company,
Inc. sign the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said corporation.

                                             /s/ Tom S. Cullen
                                           -------------------------------------
                                                  (Signature of Witness)

SWORN to before me this 4th
day of November, 1998.  ---


  /s/ Patricia W. Siebert
----------------------------
Notary Public,
State of South Carolina
My commission expires: 10/19/2002
                      -----------

[Notarial Seal]


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